Exhibit 99.1

FOR IMMEDIATE RELEASE:

October 19, 2023

NiSource Inc. announces Federal Energy Regulatory Commission approval of sale of 19.9% equity interest in NIPSCO

MERRILLVILLE, Ind. – NiSource Inc. (NYSE: NI) (“NiSource”) announced today the Federal Energy Regulatory Commission (FERC) granted approval of the acquisition of a 19.9% equity interest in the company’s Northern Indiana Public Service Company LLC (NIPSCO) subsidiary by an affiliate of Blackstone Infrastructure Partners (NYSE: BX). As previously announced, upon closing of the transaction, the Blackstone affiliate will acquire a 19.9% equity interest in NIPSCO Holdings II LLC, which owns all of the equity interests of NIPSCO, and NiSource will own the remaining 80.1% of NIPSCO Holdings II LLC.

“We are pleased to have received FERC’s approval of the proposed transaction with Blackstone Infrastructure Partners,” said Shawn Anderson, NiSource’s executive vice president and CFO. “Following the transaction close, NiSource’s balance sheet will be strengthened and positioned to support an ongoing robust capital expenditures program. We believe this valued partnership with Blackstone will greatly benefit our communities in Northwest Indiana, and the further development of our NIPSCO operating company — a critical piece to ensuring long-term safety and reliability, while supporting the energy transition.”

Approval from FERC is the only regulatory approval required for completion of the transaction. NiSource continues to expect the transaction to close by year-end 2023.

About NiSource

NiSource Inc. (NYSE: NI) is one of the largest fully-regulated utility companies in the United States, serving approximately 3.3 million natural gas customers and 500,000 electric customers across six states through its local Columbia Gas and NIPSCO brands. The mission of our approximately 7,200 employees is to deliver safe, reliable energy that drives value to our customers. NiSource is a member of the Dow Jones Sustainability - North America Index and is on Forbes lists of America’s Best Employers for Women and Diversity. Learn more about NiSource’s record of leadership in sustainability, investments in the communities it serves and how we live our vision to be an innovative and trusted energy partner at www.NiSource.com. NI-F

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FOR ADDITIONAL INFORMATION

Media	Investors
Lynne Evosevich	Christopher Turnure
Corporate Media Relations	Director, Investor Relations
(724) 288-1611	(614) 404-9426
levosevich@nisource.com	cturnure@nisource.com

Forward-Looking Statements

This press release contains “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements in this press release include, but are not limited to, any statements regarding the ability to complete the sale of a 19.9 percent equity interest sale in NIPSCO Holdings II (the “Transaction”) on the anticipated timeline or at all, the anticipated benefits of the Transaction if completed, the projected impact of the Transactions on our performance or opportunities; any statements regarding our expectations, beliefs, plans, objectives or prospects or future performance or financial condition as a result of or in connection with the Transaction, our plans, strategies and objectives, and any and all underlying assumptions and other statements that are other than statements of historical fact. Investors and prospective investors should understand that many factors govern whether any forward-looking statement contained herein will be or can be realized. Any one of those factors could cause actual results to differ materially from those projected. Expressions of future goals and expectations and similar expressions, including “may,” “will,” “should,” “could,” “would,” “aims,” “seeks,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “forecast,” and “continue,” reflecting something other than historical fact are intended to identify forward-looking statements. All forward-looking statements are based on assumptions that management believes to be reasonable; however, there can be no assurance that actual results will not differ materially.

Factors that could cause actual results to differ materially from the projections, forecasts, estimates and expectations discussed in this press release include, but are not limited to, risks and uncertainties relating to the timing and certainty of closing the Transaction; the ability to satisfy the conditions to closing the Transaction, including the ability to obtain FERC approval necessary to complete the Transaction; the ability to achieve the anticipated benefits of the Transaction; the effect of this communication on NiSource’s stock price; the effects of transaction costs; the effects of the Transaction on industry, market, economic, political or regulatory conditions outside of NiSource’s control; any disruption to NiSource’s business from the Transaction, including the diversion of management time on Transaction-related issues; our ability to execute our business plan or growth strategy, including utility infrastructure investments; potential incidents and other operating risks associated with our business; our ability to adapt to, and manage costs related to, advances in, or failures of, technology; impacts related to our aging infrastructure; our ability to obtain sufficient insurance coverage and whether such coverage will protect us against significant losses; the success of our electric generation strategy; construction risks and natural gas costs and supply risks; fluctuations in demand from residential and commercial customers; fluctuations in the price of energy commodities and related transportation costs or an inability to obtain an adequate, reliable and cost-effective fuel supply to meet customer demands; the attraction and retention of a qualified, diverse workforce and ability to maintain good labor relations; our ability to manage new initiatives and organizational changes; the actions of activist stockholders; the performance of third-party suppliers and service providers; potential cybersecurity attacks; increased requirements and costs related to cybersecurity; any damage to our reputation; any remaining liabilities or impact related to the sale of the Massachusetts Business; the impacts of natural disasters, potential terrorist attacks or other catastrophic events; the physical impacts of climate change and the transition to a lower carbon future; our ability to manage the financial and operational risks related to achieving our carbon emission reduction goals, including our Net Zero Goal; our debt obligations; any changes to our credit rating or the credit rating of certain of our subsidiaries; any adverse effects related to our equity units; adverse economic and capital market conditions or increases in interest rates; inflation; recessions; economic regulation and the impact of regulatory rate reviews; our ability to obtain expected financial or regulatory outcomes; continuing and potential future impacts from the COVID-19 pandemic; economic conditions in certain industries; the reliability of customers and suppliers to fulfill their payment and contractual obligations; the ability of our subsidiaries to generate cash; pension funding obligations; potential impairments of goodwill; the outcome of legal and regulatory proceedings, investigations, incidents, claims and litigation; potential remaining liabilities related to the Greater Lawrence Incident; compliance with applicable laws, regulations and tariffs; compliance with environmental laws and the costs of associated liabilities; changes in taxation; and other matters set forth in Item 1, “Business,” Item 1A, “Risk Factors” and Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and matters set forth in our Quarterly Report on Form 10-Q for the quarters ended March 31, 2023 and June 30, 2023, some of which risks are beyond our control. In addition, the relative contributions to profitability by each business segment, and the assumptions underlying the forward-looking statements relating thereto, may change over time. All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. We undertake no obligation to, and expressly disclaim any such obligation to, update or revise any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events or changes to the future results over time or otherwise, except as required by law.